UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) – January 31, 2012

IEC ELECTRONICS CORP.

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-6508	13-3458955
(Commission File Number)	(IRS Employer Identification No.)

105 Norton Street, Newark, New York 14513

(Address of principal executive offices) (Zip code)

(315) 331-7742

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Section 2 – Financial Information

Item 2.02 Results of Operations and Financial Condition

On February 1, 2012, at its annual meeting of stockholders, IEC Electronics Corp. (the “Company”) will present slides containing updated information regarding its general expectations for first quarter of fiscal 2012, including sales and operating results. A copy of the slides is attached hereto as Exhibit 99.1 and incorporated by reference herein.

EBITDA (earnings before interest, taxes, depreciation and amortization), a non-GAAP financial measure referenced in the attached slides, is reconciled to comparable GAAP financial measures in a posting in the Investor Information section of the Company’s website, iec-electronics.com. The reconciliation is attached hereto as Exhibit 99.2 and incorporated by reference herein. The Company continues to view EBITDA as a useful measure of its operating performance, because it eliminates the aberrations in depreciation and amortization due to acquisitions as well as the impact of net operating loss carryforwards (NOLs).

The information in the above-mentioned slides contains certain forward looking statements made within the safe harbor provisions of The Private Securities Litigation Reform Act of 1995, and reflects the Company’s current expectations rather than historical fact. These statements, such as those related to our future prospects, capabilities and results, involve risks and uncertainties, including in particular the risks and uncertainties referred to in the slides. The Company’s actual results of operations may differ significantly from those contemplated by any forward looking statements as a result of those and other factors, including the risk factors set forth in the Company’s 2011 Annual Report on Form 10-K and other filings of the Company with the Securities and Exchange Commission.

Section 7 – Regulation FD

Item 7.01	Regulation FD Disclosure

On February 1, 2012 the Company will present the information described in Item 2.02 above at its annual meeting of stockholders.

Section 9 Financial Information and Exhibits

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit 99.1	Slides Presented at Annual Meeting of Stockholders on February 1, 2012
Exhibit 99.2	Reconciliation of EBITDA to Comparable GAAP Financial Measures

The information in Items 2.02 and 7.01 of this Form 8-K and Exhibits 99.1 and 99.2 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such filing. Neither the filing of any exhibit to this report nor the inclusion in such exhibits of a reference to the Company’s Internet address shall, under any circumstances, be deemed to incorporate the information available at such address into this report. The information available at the Company’s Internet address is not part of this report.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IEC ELECTRONICS CORP.
(Registrant)

Date: January 31, 2012	By: /s/ W. Barry Gilbert
W. Barry Gilbert
Chairman and Chief Executive Officer

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 EXHIBIT INDEX

Exhibit 99.1	Slides Presented at Annual Meeting of Stockholders on February 1, 2012
Exhibit 99.2	Reconciliation of EBITDA to Comparable GAAP Financial Measures

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